Supplement dated March 5, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Seligman Communications & Information Fund	10/01/2013
Effective March 14, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Managed Fund Since
Paul Wick	Lead Manager	1990
Ajay Diwan	Co-manager	2012
Shekhar Pramanick	Technology Team Member	June 2013
Sanjay Devgan	Technology Team Member	June 2013
Effective March 14, 2014, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Managed Fund Since
Paul Wick	Lead Manager	1990
Ajay Diwan	Co-manager	2012
Shekhar Pramanick	Technology Team Member	June 2013
Sanjay Devgan	Technology Team Member	June 2013
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wick was a Managing Director of Seligman. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Diwan was a Managing Director of Seligman. Mr. Diwan joined Seligman in 2001. Mr. Diwan began his investment career in 1990 and earned a B.S. from Case Western Reserve University and an M.B.A. from Columbia University.
Mr. Pramanick joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Season Capital Management. Mr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
Mr. Devgan joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Devgan was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance, and worldwide sales finance. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Shareholders should retain this Supplement for future reference.
SUP219_05_002_(03/14)